Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2008	2007	2008	2007

Net revenue	$150,921	$145,084	$613,955	$660,603
Operating expenses:
Personnel expense	50,163	47,200	201,685	209,501
Medical supplies expense	44,010	38,768	170,801	176,615
Bad debt expense	11,839	9,011	43,691	51,360
Other operating expenses	31,933	27,851	121,174	129,770
Pre-opening expenses	143	555	786	555
Depreciation	7,670	6,748	30,261	31,236
Amortization	149	126	560	631
(Gain) loss on disposal of property, equipment and other assets	(143)	420	248	1,447

Total operating expenses	145,764	130,679	569,206	601,115

Income from operations	5,157	14,405	44,749	59,488
Other income (expenses):
Interest expense	(2,642)	(3,916)	(14,300)	(22,068)
Loss on early extinguishment of debt	—	(223)	—	(9,931)
Interest and other income, net	100	1,568	2,043	7,843
Equity in net earnings of unconsolidated affiliates	1,049	(2,922)	7,891	5,739

Total other expenses, net	(1,493)	(5,493)	(4,366)	(18,417)

Income from continuing operations before minority interest and income taxes	3,664	8,912	40,383	41,071
Minority interest share of earnings of consolidated subsidiaries	(1,617)	(4,437)	(15,476)	(13,917)

Income from continuing operations before income taxes	2,047	4,475	24,907	27,154
Income tax expense	1,670	2,022	10,587	11,903

Income from continuing operations	377	2,453	14,320	15,251
Income (loss) from discontinued operations, net of taxes	344	(1,545)	6,922	(3,724)

Net income	$721	$908	$21,242	$11,527

Earnings (loss) per share, basic
Continuing operations	$0.02	$0.11	$0.71	$0.73
Discontinued operations	0.02	(0.07)	0.35	(0.17)

Earnings (loss) per share, basic	$0.04	$0.04	$1.06	$0.56

Earnings (loss) per share, diluted
Continuing operations	$0.02	$0.11	$0.71	$0.71
Discontinued operations	0.02	(0.07)	0.35	(0.17)

Earnings (loss) per share, diluted	$0.04	$0.04	$1.06	$0.54

Weighted average number of shares, basic	19,590	21,202	19,996	20,872
Dilutive effect of stock options and restricted stock	65	579	73	639

Weighted average number of shares, diluted	19,655	21,781	20,069	21,511

MEDCATH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	September 30,	September 30,
	2008	2007
	(Unaudited)

Current assets:
Cash and cash equivalents	$94,174	$140,276
Restricted cash	3,154	—
Accounts receivable, net	84,791	85,943
Income tax receivable	3,637	—
Medical supplies	16,070	13,928
Deferred income tax assets	7,300	12,389
Prepaid expenses and other current assets	9,893	6,197
Current assets of discontinued operations	19,856	22,832

Total current assets	238,875	281,565
Property and equipment, net	323,780	270,663
Investments in affiliates	15,285	5,718
Goodwill	60,049	62,740
Other intangible assets, net	6,063	6,448
Other assets	8,379	6,531
Long-term assets of discontinued operations	—	44,902

Total assets	$652,431	$678,567

Current liabilities:
Accounts payable	$41,739	$30,933
Income tax payable	—	10,552
Accrued compensation and benefits	16,885	18,567
Other accrued liabilities	23,663	13,421
Current portion of long-term debt and obligations under capital leases	31,920	4,089
Current liabilities of discontinued operations	10,422	24,962

Total current liabilities	124,629	102,524
Long-term debt	115,628	146,398
Obligations under capital leases	2,087	1,793
Deferred income tax liabilities	10,339	12,018
Other long-term obligations	3,691	460
Long-term liabilities of discontinued components	—	13

Total liabilities	256,374	263,206

Minority interest in equity of consolidated subsidiaries	24,543	29,737

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 21,553,054 issued and 19,598,693 outstanding at September 30, 2008; 21,271,144 issued and 21,202,244 outstanding at September 30, 2007	216	213
Paid-in capital	457,160	447,688
Accumulated deficit	(40,886)	(61,821)
Accumulated other comprehensive loss	(179)	(62)
Treasury stock, at cost; 68,900 shares at September 30, 2007 1,954,361 shares at September 30, 2008	(44,797)	(394)

Total stockholders’ equity	371,514	385,624

Total liabilities and stockholders’ equity	$652,431	$678,567

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change

Statement of Operations Data:
Net revenue	$150,921	$145,084	4.0%	$613,955	$660,603	(7.1)%
Adjusted EBITDA (1)	$12,491	$22,743	(45.1)%	$81,582	$97,672	(16.5)%
Income from operations	$5,157	$14,405	(64.2)%	$44,749	$59,488	(24.8)%
Income from continuing operations	$377	$2,453	(84.6)%	$14,320	$15,251	(6.1)%
Earnings per share from continuing operations, basic	$0.02	$0.11	(81.8)%	$0.71	$0.73	(2.7)%
Earnings per share from continuing operations, diluted	$0.02	$0.11	(81.8)%	$0.71	$0.71	—

(1)	See Supplemental Financial Disclosure—Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change

Selected Operating Data (a):
Number of hospitals	7	7		7	7
Licensed beds (c)	509	421		509	421
Staffed and available beds (d)	464	404		464	404
Admissions (e)	6,980	7,118	(1.9)%	29,360	35,373	(17.0)%
Adjusted admissions (f)	9,976	9,622	3.7%	40,971	48,306	(15.2)%
Patient days (g)	25,500	24,290	5.0%	107,353	120,556	(11.0)%
Adjusted patient days (h)	36,776	33,011	11.4%	150,559	164,131	(8.3)%
Average length of stay (days) (i)	3.65	3.41	7.0%	3.66	3.41	7.3%
Occupancy (j)	59.7%	65.4%		63.4%	81.8%
Inpatient catheterization procedures (k)	3,735	3,904	(4.3)%	15,979	17,925	(10.9)%
Inpatient surgical procedures (l)	2,050	1,959	4.6%	8,383	9,481	(11.6)%
Hospital net revenue	$139,487	$133,215	4.7%	$565,787	$607,551	(6.9)%

Selected Operating Data — Same Facility (a):
Number of hospitals	7	7		7	7
Licensed beds (c)	509	421		509	421
Staffed and available beds (d)	464	404		464	404
Admissions (e)	6,980	7,118	(1.9)%	29,360	29,893	(1.8)%
Adjusted admissions (f)	9,976	9,622	3.7%	40,971	39,375	4.1%
Patient days (g)	25,500	24,290	5.0%	107,353	104,684	2.5%
Adjusted patient days (h)	36,776	33,011	11.4%	150,559	138,263	8.9%
Average length of stay (days) (i)	3.65	3.41	7.0%	3.66	3.50	4.6%
Occupancy (j)	59.7%	65.4%		63.4%	71.0%
Inpatient catheterization procedures (k)	3,735	3,904	(4.3)%	15,979	17,299	(7.6)%
Inpatient surgical procedures (l)	2,050	1,959	4.6%	8,383	8,039	4.3%
Hospital net revenue	$139,487	$133,215	4.7%	$565,787	$546,539	3.5%

Combined Operating Data (b):
Number of hospitals	9	9		9	9
Licensed beds (c)	676	588		676	588
Staffed and available beds (d)	629	567		629	567
Admissions (e)	9,997	9,779	2.2%	40,176	40,871	(1.7)%
Adjusted admissions (f)	14,791	13,678	8.1%	58,669	55,585	5.5%
Patient days (g)	34,732	32,748	6.1%	141,346	139,433	1.4%
Adjusted patient days (h)	51,281	45,697	12.2%	205,032	188,499	8.8%
Average length of stay (days) (i)	3.47	3.35	3.6%	3.52	3.41	3.2%
Occupancy (j)	60.0%	62.8%		61.6%	67.4%
Inpatient catheterization procedures (k)	4,524	4,719	(4.1)%	19,148	20,557	(6.9)%
Inpatient surgical procedures (l)	2,666	2,645	0.8%	10,954	10,941	0.1%
Hospital net revenue	$179,296	$171,074	4.8%	$725,188	$695,530	4.3%

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements. Same facility for all periods presented excludes Harlingen Medical Center.

(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
The following table reconciles Adjusted EBITDA with MedCath’s income from continuing operations as derived directly from MedCath’s consolidated financial statements for the three and twelve months ended September 30, 2008 and 2007.

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2008	2007	2008	2007
	(in thousands)		(in thousands)

Income from continuing operations	$377	$2,453	$14,320	$15,251
Add:
Income tax expense	1,670	2,022	10,587	11,903
Minority interest share of earnings of consolidated subsidiaries	1,617	4,437	15,476	13,917
Equity in net earnings of unconsolidated affiliates	(1,049)	2,922	(7,891)	(5,739)
Interest and other income, net	(100)	(1,568)	(2,043)	(7,843)
Loss on early extinguishment of debt	—	223	—	9,931
Interest expense	2,642	3,916	14,300	22,068
(Gain) loss on disposal of property, equipment and other assets	(143)	420	248	1,447
Amortization	149	126	560	631
Depreciation	7,670	6,748	30,261	31,236
Pre-opening expenses	143	555	786	555
Share-based compensation expense	(485)	489	4,978	4,315

Adjusted EBITDA	$12,491	$22,743	$81,582	$97,672

The following table presents MedCath’s condensed statement of operations data for the quarter and year ended September 30, 2007 on a pro forma basis to reflect the reclassification of Harlingen Medical Center (HMC) from a consolidated subsidiary to an equity method investment.

	Three Months Ended September 30,				Twelve Months Ended September 30,
		Adjustments to				Adjustments to
	2007	Deconsolidate	2007		2007	Deconsolidate	2007
	(Actual)	HMC	(Pro Forma)	2008	(Actual)	HMC	(Pro Forma)	2008
	(in thousands)				(in thousands)

Net Revenue	$145,084	$—	$145,084	$150,921	$660,603	$(61,012)	$599,591	$613,955
Income from operations	14,405	—	14,405	5,157	59,488	(2,321)	57,167	44,749
Income from continuing operations before minority interest and income taxes	8,912	—	8,912	3,664	41,071	1,191	42,262	40,383
Income from continuing operations before income taxes	4,475	—	4,475	2,047	27,154	1,191	28,345	24,907
Income from continuing operations	2,453	—	2,453	377	15,251	1,191	16,442	14,320

Net income (loss)	$908	$—	$908	$721	$11,527	$1,191	$12,718	$21,242

Earnings (loss) per share, basic	$0.04	$—	$0.04	$0.04	$0.56	$0.06	$0.62	$1.06
Earnings (loss) per share, diluted	$0.04	$—	$0.04	$0.04	$0.54	$0.06	$0.60	$1.06
Weighted average number of shares, basic	21,202	—	21,202	19,590	20,872	—	20,872	19,996
Dilutive effect of stock options and restricted stock	579	—	579	65	639	—	639	73

Weighted average number of shares, diluted	21,781	—	21,781	19,655	21,511	—	21,511	20,069

The following table reflects the calculation of adjusted free cash flows and adjusted free cash flows per diluted share. Free Cash Flows is defined as cash flows from continuing operations less non-expansion capital expenditures. Management further adjusts the calculation of Free Cash Flows in arriving at Adjusted Free Cash Flows by adjusting Free Cash Flows to evenly disseminate interest payments paid twice a year.

Three Months
Ended September 30,
2008
(in thousands)
Adjusted Free Cash Flow Per Share Calculation
Cash flow from continuing operations	$13,626
Adjustment for semi-annual coupon payment	2,517
Less: Non-expansion capital expenditures	(8,022)

Adjusted free cash flow	$8,121

Diluted shares outstanding	19,655

Adjusted Free Cash Flow per diluted share	$0.41